File No. 33-11351
                                              Rule 497(e)

STEIN ROE MUTUAL FUNDS
Prospectus
February 3, 1997

Emerging Markets Fund

[logo] STEIN ROE MUTUAL FUNDS
Building Wealth for Generations

EMERGING MARKETS FUND

Emerging Markets Fund seeks capital appreciation primarily through investing in stocks of companies in emerging markets. While the Adviser believes that emerging markets investing offers strong reward potential, many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than is typical in more developed foreign markets. Emerging Markets Fund should not be considered a complete investment program.

The Fund is a "no-load" fund. There are no sales charges, and the Fund has no 12b-1 plan. There is a 1% redemption fee retained by the Fund which is imposed only on redemptions of shares held less than 90 days. The Fund is a series of the Stein Roe Investment Trust.

This prospectus contains information you should know before investing in the Fund. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated February 3, 1997, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. This prospectus is available electronically by using Stein Roe's Internet address: http://www.steinroe.com. You can get a free paper copy of the prospectus and the Statement of Additional Information by calling 800-338-2550 or by writing to Stein Roe Funds, Suite 3200, One South Wacker Drive, Chicago, Illinois 60606.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this prospectus February 3, 1997.


TABLE OF CONTENTS
                                      Page
Summary ..............................2
Fee Table  ...........................4
The Fund .............................5
Investment Policies...................5
Portfolio Investments and Strategies..7
Investment Restrictions ..............9
Risks and Investment Considerations..10
How to Purchase Shares ..............12
  By Check ..........................13
  By Wire ...........................13
  By Electronic Transfer ............13
  By Exchange .......................15
  Conditions of Purchase ............14
  Purchases Through Third Parties....14
  Purchase Price and Effective Date .14
How to Redeem Shares ................15
  Redemption Fee.....................15
  By Written Request ................15
  By Exchange .......................16
  Special Redemption Privileges .....16
  General Redemption Policies .......17
Shareholder Services ................19
Net Asset Value .....................20
Distributions and Income Taxes ......21
Investment Return ...................23
Management...........................23
Organization and Description of
  Shares.............................25
Certificate of Authorization.........26

SUMMARY

Stein Roe Emerging Markets Fund (the "Fund") is a series of the Stein Roe Investment Trust, an open-end diversified management investment company. The Fund is a "no-load" fund. There are no sales charges. The Fund is intended to be a long-term investment. There is a 1% redemption fee retained by the Fund which is imposed only on redemptions of shares held less than 90 days. (See The Fund and Organization and Description of Shares.) This prospectus is not a solicitation in any jurisdiction in which shares of the Fund are not qualified for sale.

INVESTMENT OBJECTIVE AND POLICIES. The Fund seeks capital appreciation primarily through investing in stocks of companies in emerging markets. Under normal market conditions, the Fund will invest at least 65% of its total assets (taken at market value) in equity securities of emerging markets issuers. The Fund is designed to provide investors an efficient mechanism for investing in companies within, and participating in the growth of, emerging markets throughout the world.

The Fund does not concentrate investments in any particular industry. In addition, there is no limitation on the amount the Fund can invest in a specific country or region of the world. However, the Fund intends to diversify its investments among several countries.

There can be no guarantee that the Fund will achieve its investment objective. Please see Investment Policies and Portfolio Investments and Strategies for further information.

INVESTMENT RISKS. The Fund is intended for long-term investors seeking to diversify their portfolios and not for short-term trading purposes. It should not be considered a complete investment program.

Since the Fund invests primarily in foreign securities, investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities involves certain considerations involving both risks and opportunities not typically associated with investing in U.S. securities. Such risks include fluctuations in exchange rates on foreign currencies, less public information, less government supervision, less liquidity, and greater price volatility. Investments in securities of emerging markets issuers may present greater risks than investments in more developed foreign markets. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than is typical in the more developed foreign markets.

Please see Investment Policies, Portfolio Investments and
Strategies, and Risks and Investment Considerations for further information.

PURCHASES. The minimum initial investment for the Fund is $2,500 and additional investments must be at least $100 (only $50 for purchases by electronic transfer). Shares may be purchased by check, by bank wire, by electronic transfer, or by exchange from another Stein Roe Fund. For more detailed information, see How to Purchase Shares.

REDEMPTIONS. For information on redeeming Fund shares, including the special redemption privileges and redemption fee, see How to Redeem Shares.

NET ASSET VALUE. The purchase price of the Fund's shares is its net asset value per share. The redemption price of the Fund's shares is it net asset value per share minus a redemption fee if shares are redeemed within 90 days of purchase. The net asset value is determined as of the close of trading on the New York Stock Exchange. (For more detailed information, see Net Asset Value.)

DISTRIBUTIONS. Dividends for the Fund are normally declared and paid annually. Distributions will be reinvested in additional Fund shares unless you elect to have them paid in cash, deposited by electronic transfer into your bank checking account, or invested in shares another Stein Roe Fund. (See Distributions and Income Taxes and Shareholder Services.)

ADVISER AND FEES.  Stein Roe & Farnham Incorporated (the
"Adviser") provides administrative, management and investment advisory services to the Fund. For a description of the Adviser and the advisory fees paid by the Fund, see Management.

If you have any additional questions about the Fund, please feel free to discuss them with an account representative by calling
800-338-2550.

FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases                     None
Sales Load Imposed on Reinvested Dividends          None
Deferred Sales Load                                 None
Redemption Fees                                     1.00*
Exchange Fees                                       None
ANNUAL FUND OPERATING EXPENSES (after
 reimbursement; as a percentage of average
 net assets)
Management and Administrative Fees (after
  reimbursement)                                    1.10%
12b-1 Fees                                          None
Other Expenses (after reimbursement)                0.90%
                                                    -----
Total Fund Operating Expenses (after reimbursement) 2.00%
                                                    =====
__________
* There is a $7.00 charge for wiring redemption proceeds to your bank. There is a 1% fee retained by Emerging Markets Fund which is imposed only on redemptions of shares held less than 90 days.

Example. You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; and (2) redemption at the end of each time period:

                1 year         3 years
               --------        -------
                $20              $63

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. Because Emerging Markets Fund has no operating history, the information in the table is based upon an estimate of expenses, assuming net assets of $50 million.

From time to time, the Adviser may voluntarily undertake to reimburse the Fund for a portion of its operating expenses. The Adviser has undertaken to reimburse the Fund for its operating expenses to the extent that such expenses on an annualized basis exceed 2.00% of its annual average net assets through February 1, 1998, subject to earlier review and possible termination by the Adviser on 30 days' notice to the Fund. Any such reimbursement will lower the Fund's overall expense ratio and increase its overall return to investors. Absent such reimbursement, the estimated Management and Administrative Fees, Other Expenses and Total Operating Expenses for the Emerging Markets Fund would be 1.25%, 1.00% and 2.25%. (Also see Management--Fees and Expenses.)

For purposes of the Example above, the figures assume that the percentage amounts listed for the Fund under Annual Fund Operating Expenses remain the same in each of the periods and that all income dividends and capital gain distributions are reinvested in additional Fund shares.

The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Example and Fee Table is useful in reviewing the Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.

THE FUND

STEIN ROE EMERGING MARKETS FUND (the "Fund") is a no-load, diversified "mutual fund." Mutual funds sell their own shares to investors and use the money they receive to invest in a portfolio of securities such as common stocks. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping. The Fund does not impose commissions or charges when shares are purchased. There is a 1% redemption fee retained by the Fund which is imposed only on redemptions of shares held less than 90 days.

The Fund is a series of the Stein Roe Investment Trust (the "Trust"), an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.

Stein Roe & Farnham Incorporated (the "Adviser") provides investment advisory, administrative, and bookkeeping and accounting services to the Fund. The Adviser also manages and provides investment advisory services for several other mutual funds with different investment objectives, including other equity funds, taxable and tax-exempt bond funds, and money market funds. To obtain prospectuses and other information on any of those mutual funds, please call 800-338-2550.

INVESTMENT POLICIES

The Fund invests as described below. Further information on portfolio investments and strategies may be found under Portfolio
Investments and Strategies in this prospectus and in the Statement of Additional Information.

The Fund's investment objective is to seek capital appreciation primarily through investing in stocks of companies in emerging markets. Under normal market conditions, the Fund will invest at least 65% of its total assets (taken at market value) in equity securities of emerging market issuers. The Fund does not intend to concentrate investments in any particular industry. In addition, there is no limitation on the amount the Fund can invest in a specific country or region of the world. However, the Fund intends to diversify its investment among several countries. The Fund has no current intent of investing more than 5% of its total assets in Russian securities.

The Fund considers "emerging markets" to include any country that is defined as an emerging or developing country by (i) the World Bank, (ii) the International Finance Corporation or (iii) the United Nations or its authorities. The Fund's investments will include, but are not limited to, securities of companies located within countries in Asia, Africa, Latin America and certain parts of Europe.

The Fund considers an issuer to be an "emerging markets issuer" if:

- the issuer is organized under the laws of an emerging market country;
- the principal securities trading market for the issuer's securities is in an emerging market country;
- the issuer derives at least 50% of its revenue from goods produced or services rendered in emerging market countries; or
- at least 50% of the issuer's assets are located in emerging market countries.

The Fund invests primarily in common stocks and other equity-type securities (such as preferred stocks, securities convertible or exchangeable for common stocks, and warrants or rights to purchase common stocks). The Fund may invest in securities of smaller emerging companies as well as securities of well-seasoned companies of any size. The Adviser believes that smaller companies may offer opportunities for significant capital appreciation. Smaller companies, however, involve higher risks in that they typically have limited product lines, markets, and financial or management resources. In addition, the securities of smaller companies may trade less frequently and have greater price fluctuation than larger companies, particularly those operating in countries with developing markets.

The Fund is designed to provide investors an efficient mechanism for investing in companies located within, and participating in the growth of, emerging markets throughout the world. The Adviser believes that emerging markets possess strong economic growth potential and that, over the next decade, economic growth in such markets is likely to outpace that in industrial markets. The Adviser expects that this growth, in turn, should create attractive investment opportunities in these markets. The Fund will seek to take advantage of these opportunities on behalf of investors by investing in companies that offer superior relative growth.

The Fund intends to use a value approach to investing in emerging markets by investing in securities of companies with attractive growth prospects that appear to be undervalued.

If investment in emerging markets securities appears to be relatively unattractive in the judgment of the Adviser because of actual or anticipated adverse political or economic conditions, the Fund may hold cash equivalents or invest any portion of its assets in securities of the U.S. Government and equity and debt securities of U.S. companies, as a temporary defensive strategy. To meet liquidity needs, the Fund may also hold cash in domestic and foreign currencies and invest in domestic and foreign money market securities (including repurchase agreements and foreign money market positions).

In the past the U.S. Government has from time to time imposed restrictions, through taxation and other methods, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstated, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such an event, the Fund would review its investment objective and policies to determine whether changes are appropriate.

The Fund may purchase foreign securities in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), or other securities representing underlying shares of foreign issuers. The Fund may invest in sponsored or unsponsored ADRs. (For a description of ADRs and EDRs, see the Statement of Additional Information.)

PORTFOLIO INVESTMENTS AND STRATEGIES

DEBT SECURITIES. In pursuing its investment objective, the Fund may invest up to 35% of its total assets in debt securities. The Fund has established no minimum rating criteria for the emerging market and domestic debt securities in which it may invest, and such securities may be unrated. The Fund does not intend to purchase debt securities that are in default or which the Adviser believes will be in default. The Fund may also invest in "Brady Bonds," which are debt securities issued under the framework of the Brady Plan as a mechanism for debtor countries to restructure their outstanding bank loans. Most "Brady Bonds" have their principal collateralized by zero coupon U.S. Treasury bonds.

The risks inherent in debt securities held in the Fund's portfolio depend primarily on the term and quality of the particular obligations, as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities. Conversely, an increase in rates usually reduces the value of debt securities. Medium-quality debt securities are considered to have speculative characteristics. Lower-quality debt securities rated lower than Baa by Moody's Investor Services Inc. or lower than BBB by Standard & Poor's Corp., and unrated securities of comparable quality, are considered to be below investment grade. These type of debt securities are commonly referred to as "junk bonds" and involve greater investment risk, including the possibility of issuer default or bankruptcy. During a period of adverse economic changes, issuers of junk bonds may experience difficulty in servicing their principal and interest payment obligations. The Fund does not expect to invest more than 5% of its net assets in high-yield ("junk") bonds.

SETTLEMENT TRANSACTIONS. When the Fund enters into a contract for the purchase or sale of a foreign portfolio security, it usually is required to settle the purchase transaction in the relevant foreign currency or receive the proceeds of the sale in that currency. In either event, the Fund is obliged to acquire or dispose of an appropriate amount of foreign currency by selling or buying an equivalent amount of U.S. dollars. At or near the time of the purchase or sale of the foreign portfolio security, the Fund may wish to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing between the U.S. dollar and the currency in which the security is denominated. Known as "transaction hedging," this may be accomplished by purchasing or selling such foreign securities on a "spot," or cash, basis. Transaction hedging also may be accomplished on a forward basis, whereby the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt or delivery at either a specified date or at any time within a specified time period. In so doing, the Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. Similar transactions may be entered into by using other currencies if the Fund seeks to move investments denominated in one currency to investments denominated in another.

PORTFOLIO TURNOVER. Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. Accordingly, the portfolio turnover rate may vary significantly from year to year, but is not expected to exceed 100% under normal market conditions. Flexibility of investment and emphasis on capital appreciation may involve greater portfolio turnover than that of mutual funds that have the objectives of income or maintenance of a balanced investment position. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Distributions and Income Taxes.) The Fund is not intended to be an income-producing investment.

OTHER TECHNIQUES. The Fund may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in the Statement of Additional Information, though the Fund does not have a current intent to do so. The Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons. The Fund may utilize spot and forward foreign exchange transactions to reduce the risk caused by exchange rate fluctuations between one currency and another when securities are purchased or sold on a when-issued basis. The Fund may also invest in synthetic money market instruments, structured notes, swaps and Eurodollar instruments. The Fund may invest in repurchase agreements, provided that it will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. The Fund does not currently intend to enter into repurchase agreements. It may participate in an interfund lending program, subject to certain restrictions described in the Statement of Additional Information.

In addition, and consistent with its investment objective, the Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, forward contracts, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). The Fund may also sell short securities the Fund owns or has the right to acquire without further consideration, a technique called selling short "against the box." For further information on Derivatives and short sales against the box, see the Statement of Additional Information.

The Fund may also invest in closed-end investment companies investing primarily in the emerging markets. To the extent the Fund invests in such closed-end investment companies, shareholders will incur certain duplicate fees and expenses. Such closed-end investment company investments will generally only be made when market access or liquidity restricts direct investment in the market. (See the Statement of Additional Information.)

INVESTMENT RESTRICTIONS

The Fund will not invest more than 5% of its assets in the securities of any one issuer. This restriction applies only to 75% of the Fund's portfolio, but does not apply to securities of the U.S. Government or repurchase agreements /1/ for such securities, and would not prevent the Fund from investing all of its assets in shares of another investment company having the identical investment objective.
-------------------
/1/ A repurchase agreement involves a sale of securities to the Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, the Fund could experience both losses and delays in liquidating its collateral.
------------------

The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. The Fund may, however, invest all of its assets in shares of another investment company having the identical investment objective.

To maintain liquidity, the Fund may borrow from banks. The Fund will not borrow money, except for non-leveraging temporary, or emergency purposes or in connection with participation in an interfund lending program with other Stein Roe Funds. In such a case, the aggregate borrowings at any one time--including any reverse repurchase agreements and dollar rolls--may not exceed 33 1/3% of the Fund's total assets (at market). The Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. The Fund does not expect to borrow for investment purposes.

The Fund may invest in repurchase agreements, provided that the Fund will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. The Fund does not currently intend to invest in repurchase agreements.

The policies summarized in the first three paragraphs of this section and the policy with respect to concentration of investments in any one industry described under Risks and Investment Considerations are fundamental policies and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940. The Fund's investment objective is non-fundamental and, as such, may be changed by the Board of Trustees without shareholder approval. All of the investment restrictions are set forth in the Statement of Additional Information.

Nothing in the investment restrictions outlined here shall be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to the Fund by the issuer. No such purchase may be made if, as a result, the Fund will no longer be a diversified investment company as defined in the Investment Company Act of 1940 or if the Fund will fail to meet the diversification requirements of the Internal Revenue Code.

RISKS AND INVESTMENT CONSIDERATIONS

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund seeks capital appreciation primarily through investing in stocks of companies in emerging markets. The Fund is intended for long-term investors and not for short-term trading purposes. It should not be considered a complete investment program. While the Fund offers the potential for substantial price appreciation over time, it also involves above-average investment risk. To encourage a long-term investment horizon, a 1% redemption fee, described more fully below, is payable to the Fund for the benefit of remaining shareholders on shares held less than 90 days. Of course, there can be no guarantee that the Fund will achieve its objective.

The Fund does not concentrate investments in any particular industry. In addition, there is no limitation on the amount the Fund can invest in a specific country or region of the world. However, the Fund intends to diversify its investments among several countries. The Fund has no current intent of investing more than 5% of its total assets in Russian securities.

FOREIGN INVESTING. Non-U.S. investments may be attractive because they increase diversification, compared to a portfolio comprising U.S. investments alone. In addition, many foreign economies have, from time to time, grown faster than the U.S. economy, and the returns on investments in these countries have exceeded those of similar U.S. investments. In addition, many emerging market countries have experienced economic growth rates well in excess of those found in the U.S. and other developed markets. However, there can be no assurance that these conditions will continue. International diversification allows the Fund and an investor to take advantage of changes in foreign economies and market conditions.

Investors should understand and consider carefully the greater risks involved in foreign investing. Investing in foreign securities--positions which are generally denominated in foreign currencies--and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in the securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements. These risks are greater for emerging market countries.

Investments in emerging markets securities include special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than is typical in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of those securities or, if the Fund has entered into a contract to sell a security, in possible liability to the purchaser. Costs associated with transactions in emerging markets securities are typically higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Volume and liquidity of securities transactions in most emerging markets are lower than in the U.S. In addition, many emerging markets have experienced substantial rates of inflation.
Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain emerging market countries.

Investment in foreign securities exposes the Fund to the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, and other adverse political, social or diplomatic developments that could affect investment in these nations.

The price of securities of small, rapidly growing companies is expected to fluctuate more widely than the general market due to the difficulty in assessing financial prospects of companies developing new products or operating in countries with developing markets.

The strategy for selecting investments in the Fund will be based on various criteria. A company considered for investment may have a good market position in a fast-growing segment of the economy, strong management, preferably a leading position in its business, prospects of superior financial returns, and securities available for purchase at an attractive market valuation. Information on some of the above factors may be difficult, if not impossible, to obtain.

To the extent portfolio securities are issued by foreign issuers or denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. If the dollar falls relative to the Japanese yen, for example, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See the discussion of portfolio and transaction hedging under Portfolio Investments and Strategies.)

Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

MASTER FUND/FEEDER FUND OPTION. Rather than invest in securities directly, the Fund may in the future seek to achieve its investment objective by pooling its assets with assets of other investment companies for investment in another investment company having the same investment objective and substantially the same investment policies as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce costs. It is expected that any such investment company would be managed by the Adviser in substantially the same manner as the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interests of the Fund and its shareholders.

HOW TO PURCHASE SHARES

You may purchase shares of the Fund by check, by wire, by electronic transfer, or by exchange from your account with another Stein Roe Fund. The initial purchase minimum per Fund account is $2,500; the minimum for Uniform Gifts/Transfers to Minors Act ("UGMA") accounts is $1,000; the minimum for accounts established under an automatic investment plan (i.e., Regular Investments, Dividend Purchase Option, or the Automatic Exchange Plan) is $1,000 for regular accounts and $500 for UGMA accounts; and the minimum per account for Stein Roe IRAs is $500. The initial purchase minimum is waived for shareholders who participate in the Stein Roe Counselor [SERVICE MARK] or Stein Roe Personal Counselor [SERVICE MARK] Programs and for clients of the Adviser.
Subsequent purchases must be at least $100, or at least $50 if you purchase by electronic transfer. If you wish to purchase shares to be held by a tax-sheltered retirement plan sponsored by the Adviser, you must obtain special forms for those plans. (See Shareholder Services.)

BY CHECK. To make an initial purchase of shares of the Fund by check, please complete and sign the Application and mail it, together with a check made payable to Stein Roe Mutual Funds, to SteinRoe Services Inc. at P.O. Box 8900, Boston, Massachusetts 02205. Participants in the Stein Roe Counselor [SERVICE MARK]and Personal Counselor [SERVICE MARK] Programs should send orders to SteinRoe Services Inc. at P.O. Box 803938, Chicago, Illinois 60680.

You may make subsequent investments by submitting a check along with either the stub from your Fund account confirmation statement or a note indicating the amount of the purchase, your account number, and the name in which your account is registered. Each individual check submitted for purchase must be at least $100, and the Trust generally will not accept cash, drafts, third or fourth party checks, or checks drawn on banks outside the United States. Should an order to purchase shares of the Fund be cancelled because your check does not clear, you will be responsible for any resulting loss incurred by the Fund.

BY WIRE. You also may pay for shares by instructing your bank to wire federal funds (monies of member banks within the Federal Reserve System) to First National Bank of Boston. Your bank may charge you a fee for sending the wire. If you are opening a new account by wire transfer, you must first call 800-338-2550 to request an account number and furnish your social security or other tax identification number. Neither the Fund nor the Trust will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Your bank must include the full name(s) in which your account is registered and your Fund account number, and should address its wire as follows:

First National Bank of Boston
Boston, Massachusetts
ABA Routing No. 011000390
Boston, Massachusetts
Attention:  SteinRoe Services Inc.
Fund No. 18; Stein Roe Emerging Markets Fund
Account of (exact name(s) in registration)
Shareholder Account No. _________

Participants in the Stein Roe Counselor [SERVICE MARK] and
Personal Counselor [SERVICE MARK] Programs should address their wires as follows:

First National Bank of Boston
Boston, Massachusetts
ABA Routing No. 011000390
Attention:  SteinRoe Services Inc.
Fund No.18; Stein Roe Emerging Markets Fund
Account of (exact names(s) in registration)
Counselor Account No. _________

BY ELECTRONIC TRANSFER. You may also make subsequent investments by an electronic transfer of funds from your bank account. Electronic transfer allows you to make purchases at your request ("Special Investments") by calling 800-338-2550 or at pre-scheduled intervals ("Regular Investments") elected on your application. (See Shareholder Services.) Electronic transfer purchases are subject to a $50 minimum and a $100,000 maximum. You may not open a new account through electronic transfer. Should an order to purchase shares of the Fund be cancelled because your electronic transfer does not clear, you will be responsible for any resulting loss incurred by the Fund.

BY EXCHANGE. You may purchase shares by exchange of shares from another Stein Roe Fund account either by phone (if the Telephone Exchange Privilege has been established on the account from which the exchange is being made), by mail, in person, or automatically at regular intervals (if you have elected the Automatic Exchange Privilege). Restrictions apply; please review the information on the Exchange Privilege under How to Redeem Shares--By Exchange.

CONDITIONS OF PURCHASE. Each purchase order for the Fund must be accepted by an authorized officer of the Trust or its authorized agent and is not binding until accepted and entered on the books of the Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares.
The Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of the Trust or of the Fund's shareholders. The Trust also reserves the right to waive or lower its investment minimums for any reason. The Trust does not issue share certificates.

PURCHASES THROUGH THIRD PARTIES. You may purchase (or redeem) shares through broker-dealers, banks, or other financial institutions ("Intermediaries"). These Intermediaries may charge for their services or place limitations on the extent to which you may use the services offered by the Trust. There are no charges or limitations imposed by the Trust, other than those described in this prospectus, if shares are purchased (or redeemed) directly from the Trust.

Some Intermediaries that maintain nominee accounts with the Fund for their clients for whom they hold Fund shares charge an annual fee of up to 0.25% of the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser and the Fund's transfer agent share in the expenses of these fees, and the Adviser pays all sales and promotional expenses.

PURCHASE PRICE AND EFFECTIVE DATE. Each purchase of the Fund's shares made directly with the Fund is made at the Fund's net asset value (see Net Asset Value) next determined after receipt of an order in good form, including receipt of payment as follows:

A purchase by check or wire transfer is made at the net asset value next determined after the Fund receives the check or wire transfer of funds in payment of the purchase.

A purchase by electronic transfer is made at the net asset value next determined after the Fund receives the electronic transfer from your bank. A Special Electronic Transfer Investment order received by telephone on a business day before 3:00 p.m., central time, is effective on the next business day.

Each purchase of Fund shares through an Intermediary that is an authorized agent of the Trust for the receipt of orders is made at the net asset value next determined after the receipt of the order by the Intermediary.

HOW TO REDEEM SHARES

REDEMPTION FEE. Upon the redemption of shares held less than 90 days, a fee of 1% of the current net asset value of the shares redeemed will be assessed and retained by the Fund for the benefit of remaining shareholders. The fee is waived for all shares purchased through certain retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts and Profit Sharing and Money Purchase Pension Plans. However, if such shares are purchased through an Intermediary maintaining an omnibus account for the shares, such fee waiver may not apply. Before purchasing shares, please check with your account representative concerning the availability of the fee waiver. In addition, the fee waiver does not apply to IRA and SEP-IRA accounts. The redemption fee is intended encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee does not benefit the Adviser in any way. The Fund reserves the right to modify the terms of or terminate this fee at any time.

The redemption fee applies to redemptions from the Fund, but not to dividend or capital gains distributions which have been automatically reinvested in the Fund. The fee is applied to the shares being redeemed on a first-in, first-out basis. For more information, see Purchases and Redemptions in the Statement of Additional Information.

BY WRITTEN REQUEST. You may redeem all or a portion of your shares of the Fund by submitting a written request in "good order" to SteinRoe Services Inc. at P.O. Box 8900, Boston, Massachusetts 02205. Participants in the Stein Roe Counselor [SERVICE MARK] or Stein Roe Personal Counselor [SERVICE MARK] Programs should send redemption requests to SteinRoe Services Inc. at P.O. Box 803938, Chicago, Illinois 60680. A redemption request will be considered to have been received in good order if the following conditions are satisfied:

(1) The request must be in writing, and must indicate the number of shares or dollar amount to be redeemed and identify the shareholder's account number;
(2) The request must be signed by the shareholder(s) exactly as the shares are registered;
(3) The signatures on the written redemption request must be guaranteed (a signature guarantee is not a notarization, but is a widely accepted way to protect you and the Fund by verifying your signature);
(4) Corporations and associations must submit with each request a completed Certificate of Authorization included in this prospectus (or a form of resolution acceptable to the Trust); and
(5) The request must include other supporting legal documents as required from organizations, executors, administrators, trustees, or others acting on accounts not registered in their names.

BY EXCHANGE. You may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other Stein Roe Fund offered for sale in your state if your signed, properly completed Application is on file. AN EXCHANGE TRANSACTION IS A SALE AND PURCHASE OF SHARES FOR FEDERAL INCOME TAX PURPOSES AND MAY RESULT IN CAPITAL GAIN OR LOSS. Before exercising the Exchange Privilege, you should obtain the prospectus for the Stein Roe Fund in which you wish to invest and read it carefully. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the Stein Roe Fund being purchased. Unless you have elected to receive your dividends in cash, on an exchange of all shares, any accrued unpaid dividends will be invested in the Stein Roe Fund to which you exchange on the next business day. An exchange may be made by following the redemption procedure described under By Written Request and indicating the Stein Roe Fund to be purchased--a signature guarantee normally is not required. (See also the discussion below of the Telephone Exchange Privilege and Automatic Exchanges.)

SPECIAL REDEMPTION PRIVILEGES. The Telephone Exchange Privilege and the Telephone Redemption by Check Privilege will be established automatically for you when you open your account unless you decline these Privileges on your Application. Other Privileges must be specifically elected. If you do not want the Telephone Exchange and Redemption Privileges, check the box(es) under the section "Telephone Redemption Options" when completing your Application. In addition, a signature guarantee may be required to establish a Privilege after you open your account. If you establish both the Telephone Redemption by Wire Privilege and the Electronic Transfer Privilege, the bank account that you designate for both Privileges must be the same.

The Telephone Redemption by Check, Telephone Redemption by Wire Privilege, and Special Electronic Transfer Redemptions are not available to redeem shares held by a tax-sheltered retirement plan sponsored by the Adviser. (See also General Redemption Policies.)

Telephone Exchange Privilege. You may use the Telephone Exchange Privilege to exchange an amount of $50 or more from your account by calling 800-338-2550 or by sending a telegram; new accounts opened by exchange are subject to the $2,500 initial purchase minimum. GENERALLY, YOU WILL BE LIMITED TO FOUR TELEPHONE EXCHANGE ROUND-TRIPS PER YEAR AND THE FUND MAY REFUSE REQUESTS FOR TELEPHONE EXCHANGES IN EXCESS OF FOUR ROUND-TRIPS (A ROUND-TRIP BEING THE EXCHANGE OUT OF THE FUND INTO ANOTHER STEIN ROE FUND, AND THEN BACK TO THE FUND). In addition, the Trust's general redemption policies apply to redemptions of shares by Telephone Exchange. (See General Redemption Policies.)

The Trust reserves the right to suspend or terminate, at any time and without prior notice, the use of the Telephone Exchange Privilege by any person or class of persons. The Trust believes that use of the Telephone Exchange Privilege by investors utilizing market-timing strategies adversely affects the Fund. THEREFORE, THE TRUST GENERALLY WILL NOT HONOR REQUESTS FOR TELEPHONE EXCHANGES BY SHAREHOLDERS IDENTIFIED BY THE TRUST AS "MARKET-TIMERS." Moreover, the Trust reserves the right to suspend, limit, modify, or terminate, at any time and without prior notice, the Telephone Exchange Privilege in its entirety. Because such a step would be taken only if the Board of Trustees believes it would be in the best interests of the Fund, the Trust expects that it would provide shareholders with prior written notice of any such action unless the resulting delay in the suspension, limitation, modification, or termination of the Telephone Exchange Privilege would adversely affect the Fund. IF THE TRUST WERE TO SUSPEND, LIMIT, MODIFY, OR TERMINATE THE TELEPHONE EXCHANGE PRIVILEGE, A SHAREHOLDER EXPECTING TO MAKE A TELEPHONE EXCHANGE MIGHT FIND THAT AN EXCHANGE COULD NOT BE PROCESSED OR THAT THERE MIGHT BE A DELAY IN THE IMPLEMENTATION OF THE EXCHANGE. (See How to Redeem Shares--By Exchange.) During periods of volatile economic and market conditions, you may have difficulty placing your exchange by telephone.

Automatic Exchanges. You may use the Automatic Exchange Privilege to automatically redeem a fixed amount from your Fund account for investment in another Stein Roe Fund account on a regular basis.

Telephone Redemption by Check Privilege. You may use the Telephone Redemption by Check Privilege to redeem an amount of $1,000 or more from your account by calling 800-338-2550. The proceeds will be sent by check to your registered address.

Telephone Redemption by Wire Privilege. You may use this Privilege to redeem an amount of $1,000 or more from your account by calling 800-338-2550. The proceeds will be transmitted by wire to your account at a commercial bank previously designated by you that is a member of the Federal Reserve System. The fee for wiring proceeds (currently $7.00 per transaction) will be deducted from the amount wired.

Electronic Transfer Privilege. You may redeem shares by calling 800-338-2550 and requesting an electronic transfer ("Special Redemption") of the proceeds to a bank account previously designated by you at a bank that is a member of the Automated Clearing House or at scheduled intervals ("Automatic Redemptions"- -see Shareholder Services). Electronic transfers are subject to a $50 minimum and a $100,000 maximum. A Special Redemption request received by telephone after 3:00 p.m., central time, is deemed received on the next business day.

GENERAL REDEMPTION POLICIES. You may not cancel or revoke your redemption order once instructions have been received and accepted. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Please call 800-338-2550 if you have any questions about requirements for a redemption before submitting your request. If you wish to redeem shares held by a tax-sheltered retirement plan sponsored by the Adviser, special procedures of those plans apply. (See Shareholder Services--Tax-Sheltered Retirement Plans.) The Trust reserves the right to require a properly completed Application before making payment for shares redeemed.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon the Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss.

The Trust will generally mail payment for shares redeemed within seven days after proper instructions are received. However, the Trust normally intends to pay proceeds of a Telephone Redemption paid by wire on the next business day. If you attempt to redeem shares within 15 days after they have been purchased by check or electronic transfer, the Trust may delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected. To reduce such delays, the Trust recommends that your purchase be made by federal funds wire through your bank.

Generally, you may not use the Special Redemption Privilege to redeem shares purchased by check (other than certified or cashiers' checks) or electronic transfer until 15 days after their date of purchase.

The Trust reserves the right to suspend, limit, modify, or terminate, at any time and without prior notice, any Privilege or its use in any manner by any person or class.

Neither the Trust, its transfer agent, nor their respective officers, trustees, directors, employees, or agents will be responsible for the authenticity of instructions provided under the Privileges, nor for any loss, liability, cost or expense for acting upon instructions furnished thereunder if they reasonably believe that such instructions are genuine. The Fund employs procedures reasonably designed to confirm that instructions communicated by telephone under any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege are genuine. Use of any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege authorizes the Fund and its transfer agent to tape-record all instructions to redeem. In addition, callers are asked to identify the account number and registration, and may be required to provide other forms of identification. Written confirmations of transactions are mailed promptly to the registered address; a legend on the confirmation requests that the shareholder review the transactions and inform the Fund immediately if there is a problem. If the Fund does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent instructions.

The Trust reserves the right to redeem shares in any account and send the proceeds to the owner if the shares in the account do not have a value of at least $1,000. A shareholder would be notified that his account is below the minimum and would be allowed 30 days to increase the account before the redemption is processed.

Shares in any account you maintain with the Fund or any of the other Stein Roe Funds may be redeemed to the extent necessary to reimburse any Stein Roe Fund for any loss it sustains that is caused by you (such as losses from uncollected checks and electronic transfers or any Stein Roe Fund liability under the Internal Revenue Code provisions on backup withholding).

SHAREHOLDER SERVICES

REPORTING TO SHAREHOLDERS. You will receive a confirmation statement reflecting each of your purchases and redemptions of shares of the Fund, as well as periodic statements detailing distributions made by the Fund. Shares purchased by reinvestment of dividends, by cross-reinvestment of dividends from another Fund, or through an automatic investment plan will be confirmed to you quarterly. In addition, the Trust will send you semiannual and annual reports showing Fund portfolio holdings and will provide you annually with tax information.

FUNDS-ON-CALL [REGISTERED] AUTOMATED TELEPHONE TRANSACTIONS. To access the Stein Roe Funds-on-Call [registered], just call 800-338-2550 on any touch-tone telephone and follow the recorded instructions. Funds-on-Call [registered] provides yields, prices, latest dividends, account balances, last transaction and other information 24 hours a day, seven days a week. You may also use Funds-on-Call [registered] to make Special Investments and Redemptions, Telephone Exchanges, and Telephone Redemptions by Check. These transactions are subject to the terms and conditions of the individual privileges. (See How to Purchase Shares and How to Redeem Shares.)

STEIN ROE COUNSELOR [SERVICE MARK] PROGRAM. The Adviser offers Stein Roe Counselor [SERVICE MARK] and Personal Counselor [SERVICE MARK] Programs. These programs are designed to provide investment guidance in helping investors to select a portfolio of Stein Roe Mutual Funds. The Stein Roe Personal Counselor [SERVICE MARK] Program, which automatically adjusts client portfolios, has a fee of up to 1% of assets.

TAX-SHELTERED RETIREMENT PLANS. Booklets describing the following programs and special forms necessary for establishing them are available on request. You may use all of the Stein Roe Funds, except those investing primarily in tax-exempt securities, in these plans. Please read the prospectus for each Fund in which you plan to invest before making your investment.

Individual Retirement Accounts ("IRAs") for employed persons and their non-employed spouses.

Prototype Money Purchase Pension and Profit Sharing Plans for self-employed individuals, partnerships, and corporations.

Simplified Employee Pension Plans permitting employers to provide retirement benefits to their employees by utilizing IRAs while minimizing administration and reporting requirements.

SPECIAL SERVICES. The following special services are available to shareholders. Please call 800-338-2550 or write the Trust for additional information and forms.

Dividend Purchase Option--to diversify your Fund investments by having distributions from one Fund account automatically invested in another Stein Roe Fund account. Before establishing this option, you should obtain and read carefully the prospectus of the Stein Roe Fund into which you wish to have your distributions invested. The account from which distributions are made must be of sufficient size to allow each distribution to usually be at least $25. The account into which distributions are to be invested may be opened with an initial investment of only $1,000.

Automatic Dividend Deposit (electronic transfer)--to have income dividends and capital gain distributions deposited directly into your bank account.

Telephone Redemption by Check Privilege * ($1,000 minimum) and
Telephone Exchange Privilege ($50 minimum)--established automatically when you open your account unless you decline them on your Application. (See How to Redeem Shares--Special
Redemption Privileges.)

Telephone Redemption by Wire Privilege*--to redeem shares from your account by phone and have the proceeds transmitted by wire to your bank account ($1,000 minimum).

Special Redemption Option* (electronic transfer)--to redeem shares at any time and have the proceeds deposited directly to your bank account ($50 minimum; $100,000 maximum).

Regular Investments (electronic transfer)--to purchase Fund shares at regular intervals directly from your bank account ($50 minimum; $100,000 maximum).

Special Investments (electronic transfer)--to purchase Fund shares by telephone and pay for them by electronic transfer of funds from your bank account ($50 minimum; $100,000 maximum).

Automatic Exchange Plan*--to automatically redeem a fixed dollar amount from your Fund account and invest it in another Stein Roe
Fund account on a regular basis ($50 minimum; $100,000 maximum).

Automatic Redemptions* (electronic transfer)--to have a fixed dollar amount redeemed and sent at regular intervals directly to your bank account ($50 minimum; $100,000 maximum).

Systematic Withdrawals*--to have a fixed dollar amount, declining balance, or fixed percentage of your account redeemed and sent at regular intervals by check to you or another payee.

*A 1% redemption fee is imposed on redemptions of shares held less than 90 days.

NET ASSET VALUE

The purchase price of the Fund's shares is its net asset value per share. The redemption price of the Fund's shares is at its net asset value per share minus a redemption fee if shares are redeemed within 90 days of purchase. The net asset value of a share of the Fund is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., central time) by dividing the difference between the values of the Fund's assets and liabilities by the number of shares outstanding. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value of the Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., central time.

In computing the net asset value of the Fund, the values of portfolio securities are generally based upon market quotations. Depending upon local convention or regulation, these market quotations may be the last sale price, last bid or asked price, or the mean between the last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of the Fund's portfolio may be significantly affected on days when shares of the Fund may not be purchased or redeemed.

DISTRIBUTIONS AND INCOME TAXES

DISTRIBUTIONS. Income dividends for the Fund are normally declared and paid annually. The Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the twelve-month period ended October 31 in that year. The Fund intends to distribute any undistributed net investment income and net realized capital gains in the following year.

All of your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions either (1) paid by check; (2) deposited by electronic transfer into your bank account; (3) applied to purchase shares in your account with another Stein Roe Fund; or
(4) applied to purchase shares in a Stein Roe Fund account of another person. (See Shareholder Services.) Reinvestment into the same Fund account normally occurs one business day after the record date. Investment of distributions into another Stein Roe Fund account occurs on the payable date. If you choose to receive your distributions in cash, your distribution check normally will be mailed approximately 15 days after the record date. The Trust reserves the right to reinvest the proceeds and future distributions in additional Fund shares if checks mailed to you for distributions are returned as undeliverable or are not presented for payment within six months.

U.S. FEDERAL INCOME TAXES. Your distributions will be taxable to you, under income tax law, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but was declared in the prior calendar year is deemed paid in the prior calendar year.

You will be subject to federal income tax at ordinary rates on income dividends and distributions of net short-term capital gains. Distributions of net long-term capital gains will be taxable to you as long-term capital gain regardless of the length of time you have held your shares.

You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

If you realize a loss on the sale or exchange of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

For federal income tax purposes, the Fund is treated as a separate taxable entity distinct from the other series of the Trust.

FOREIGN INCOME TAXES. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. The Fund intends to operate so as to qualify for treaty-reduced tax rates where applicable.

To the extent that the Fund is liable for foreign income taxes withheld at the source, the Fund also intends to operate so as to meet the requirements of the U.S. Internal Revenue Code to "pass through" to the Fund's shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to do so.

This discussion of U.S. and foreign taxation is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax advisor. The foregoing information applies to U.S. shareholders. Foreign shareholders should consult their tax advisors as to the tax consequences of ownership of Fund shares.

BACKUP WITHHOLDING. The Trust may be required to withhold federal income tax ("backup withholding") from certain payments to you, generally redemption proceeds. Backup withholding may be required if:

- You fail to furnish your properly certified social security or other tax identification number;
- You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;
- The Internal Revenue Service informs the Trust that your tax identification number is incorrect.

These certifications are contained in the Application that you should complete and return when you open an account. The Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for the Fund to reimburse you for amounts
withheld.   You may, however, claim the amount withheld as a
credit on your federal income tax return.

INVESTMENT RETURN

The total return from an investment in the Fund is measured by the distributions received (assuming reinvestment), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

Comparison of the Fund's total return with alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Of course, past performance is not necessarily indicative of future results.

MANAGEMENT

TRUSTEES AND INVESTMENT ADVISER. The Board of Trustees of the Trust has overall management responsibility for the Trust and the Fund. See the Statement of Additional Information for the names of and additional information about the trustees and officers.

The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for investment portfolio and business affairs of the Fund and the Trust, subject to the direction of the Board. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser was organized in 1986 to succeed to the business of Stein Roe & Farnham, a partnership that had advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.

PORTFOLIO MANAGERS. Bruno Bertocci and David P. Harris have been co-portfolio managers of the Fund since its inception in 1997. In addition, they have been co-portfolio managers of SR&F International Portfolio since its inception in 1997 and of its corresponding "feeder" fund, Stein Roe International Fund, since its inception in 1994 (Mr. Harris served as an associate portfolio manager until May 1995). They joined the Adviser in 1995, as senior vice president and vice president, respectively, to create Stein Roe Global Capital Management, a dedicated global and international equity management unit. Messrs. Bertocci and Harris are also employed by Colonial Management Associates, Inc., a subsidiary of Liberty Financial, as vice presidents. As of December 31, 1996, Messrs. Bertocci and Harris were responsible for co-managing $141 million in mutual fund net assets.

Prior to joining the Adviser, Mr. Bertocci was a senior global equity portfolio manager with Rockefeller & Co. ("Rockefeller") from 1983 to 1995. While at Rockefeller, he served as portfolio manager for Stein Roe International Fund, when Rockefeller was that Fund's sub-adviser. Mr. Bertocci managed Rockefeller's London office from 1987 to 1989 and its Hong Kong office from 1989 to 1990. Prior to working at Rockefeller, he served for three years at T. Rowe Price Associates. Mr. Bertocci is a graduate of Oberlin College and holds an M.B.A. from Harvard University.

Mr. Harris was a portfolio manager with Rockefeller from 1990 to 1995. After earning a bachelor's degree from the University of Michigan, he was an actuarial associate for GEICO before returning to school to earn an M.B.A. from Cornell University.

FEES AND EXPENSES. In return for its services, the Adviser is entitled to receive monthly management and administrative fees from the Fund, computed and accrued daily, at an annual rate of 1.25% of average net assets. These fees are higher than the fees paid by most mutual funds. As noted under Fee Table, the Adviser may voluntarily waive a portion of its fees.

The Adviser provides office space and executive and other personnel to the Fund. All expenses of the Fund (other than those paid by the Adviser), including, but not limited to, printing and postage charges, securities registration fees, custodian and transfer agency fees, legal and auditing fees, compensation of trustees not affiliated with the Adviser, and expenses incidental to its organization, are paid out of the assets of the Fund.

Under a separate agreement with the Trust, the Adviser provides certain accounting and bookkeeping services to the Fund, including computation of the Fund's net asset value and calculation of its net income and capital gains and losses on disposition of Fund assets.

PORTFOLIO TRANSACTIONS. The Adviser places the orders for the purchase and sale of the Fund's portfolio securities and options and futures transactions. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

TRANSFER AGENT.   SteinRoe Services Inc., One South Wacker Drive,
Chicago, Illinois 60606, a wholly owned subsidiary of Liberty
Financial, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

DISTRIBUTOR. The shares of the Fund are offered for sale through Liberty Securities Corporation ("Distributor") without any sales commissions or charges to the Fund or to its shareholders. The Distributor is a wholly owned subsidiary of Liberty Financial.
The business address of the Distributor is 600 Atlantic Avenue, Boston, Massachusetts 02210; however, all Fund correspondence (including purchase and redemption orders) should be mailed to SteinRoe Services Inc. at P.O. Box 8900, Boston, Massachusetts 02205 except for participants in the Stein Roe Counselor [SERVICE MARK] and Personal Counselor [SERVICE MARK] Programs, who should send orders to SteinRoe Services Inc. at P.O. Box 803938, Chicago, Illinois 60680. All distributions and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.

CUSTODIAN. State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for the Fund. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)

ORGANIZATION AND DESCRIPTION OF SHARES

The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated January 8, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, nine series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as the Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, the Trust or any particular series shall look only to the assets of the Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers of the Trust shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of the Trust is also believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.

Stein Roe Mutual Funds
Certificate of Authorization
for use by corporations and associations only

Corporations or associations must complete this Certificate and submit it with the Fund Application, each written redemption, transfer or exchange request, and each request to terminate or change any of the Privileges or special service elections.

If the entity submitting the Certificate is an association, the word "association" shall be deemed to appear each place the word "corporation" appears. If the officer signing this Certificate is named as an authorized person, another officer must countersign the Certificate. If there is no other officer, the person signing the Certificate must have his signature guaranteed. If you are not sure whether you are required to complete this Certificate, call a Stein Roe account representative at 800-338-2550 .

The undersigned hereby certifies that he is the duly elected
Secretary of ________________________________ (the "Corporation")
             (name of Corporation/Association)
and that the following individual(s):

                   AUTHORIZED PERSONS
____________________        ________________________
Name                        Title
____________________        ________________________
Name                        Title
____________________        ________________________
Name                        Title

is (are) duly authorized by resolution or otherwise to act on behalf of the Corporation in connection with the Corporation's ownership of shares of any mutual fund managed by Stein Roe & Farnham Incorporated (individually, the "Fund" and collectively, the "Funds") including, without limitation, furnishing any such Fund and its transfer agent with instructions to transfer or redeem shares of that Fund payable to any person or in any manner, or to redeem shares of that Fund and apply the proceeds of such redemption to purchase shares of another Fund (an "exchange"), and to execute any necessary forms in connection therewith.

Unless a lesser number is specified, all of the Authorized Persons must sign written instructions. Number of signatures required:
________.

If the undersigned is the only person authorized to act on behalf of the Corporation, the undersigned certifies that he is the sole shareholder, director, and officer of the Corporation and that the Corporation's Charter and By-laws provide that he is the only person authorized to so act.

Unless expressly declined on the Application (or other form acceptable to the Funds), the undersigned further certifies that the Corporation has authorized by resolution or otherwise the establishment of the Telephone Exchange and Telephone Redemption by Check Privileges for the Corporation's account with any Fund offering any such Privilege. If elected on the Application (or other form acceptable to the Funds), the undersigned also certifies that the Corporation has similarly authorized establishment of the Electronic Transfer, Telephone Redemption by Wire, and Check-Writing Privileges for the Corporation's account with any Fund offering said Privileges. The undersigned has further authorized each Fund and its transfer agent to honor any written, telephonic, or telegraphic instructions furnished pursuant to any such Privilege by any person believed by the Fund or its transfer agent or their agents, officers, directors, trustees, or employees to be authorized to act on behalf of the Corporation and agrees that neither the Fund nor its transfer agent, their agents, officers, directors, trustees, or employees will be liable for any loss, liability, cost, or expense for acting upon any such instructions.

These authorizations shall continue in effect until five business days after the Fund and its transfer agent receive written notice from the Corporation of any change.

IN WITNESS WHEREOF, I have hereunto subscribed my name as Secretary and affixed the seal of this Corporation this ____ day of _________________, 19___.

                                   ___________________________
                                   Secretary
                                   ___________________________
                                   Signature Guarantee*
                                   *Only required if the person
                                   signing the Certificate is the
                                   only person named as
                                   "Authorized Person."
CORPORATE
SEAL
HERE

The Stein Roe Mutual Funds

Stein Roe Government Reserves Fund
Stein Roe Cash Reserves Fund
Stein Roe Government Income Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Balanced Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Young Investor Fund
Stein Roe Special Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe International Fund
Stein Roe Emerging Markets Fund


Stein Roe Mutual Funds
P. O. Box 8900
Boston, Massachusetts 02205-8900
Financial Advisors call: 1-800-322-0593
Shareholders call 1-800-338-2550
http://www.steinroe.com

In Chicago, visit our Fund Center at One South Wacker Drive,
Suite 3200

Liberty Securities Corporation, Distributor
Member, SIPC

   Statement of Additional Information Dated February 3, 1997

                  STEIN ROE INVESTMENT TRUST
  Suite 3200, One South Wacker Drive, Chicago, Illinois  60606
                         800-338-2550

                STEIN ROE EMERGING MARKETS FUND

     This Statement of Additional Information is not a prospectus, but provides additional information that should be read in conjunction with the Fund's prospectus dated February 3, 1997, and any supplements thereto ("Prospectus"). The Prospectus may be obtained at no charge by telephoning 800-338-2550.


                        TABLE OF CONTENTS
                                                   Page
General Information and History......................2
Investment Policies..................................3
Special Considerations...............................3
Portfolio Investments and Strategies.................7
Investment Restrictions.............................24
Additional Investment Considerations................27
Purchases and Redemptions...........................28
Management..........................................29
Principal Shareholders..............................33
Investment Advisory Services........................33
Distributor.........................................35
Transfer Agent......................................36
Custodian...........................................36
Independent Public Accountants......................37
Portfolio Transactions..............................37
Additional Income Tax Considerations................38
Appendix--Ratings...................................43

                 GENERAL INFORMATION AND HISTORY

     Stein Roe Emerging Markets Fund (the "Fund") is a series of the Stein Roe Investment Trust (the "Trust"). Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies. On February 1, 1996, the name of the Trust was changed from SteinRoe Investment Trust to Stein Roe Investment Trust.

     Stein Roe & Farnham Incorporated (the "Adviser") provides investment advisory and administrative services to the Fund through its Global Capital Management division.

     As of the date of this Statement of Additional Information, nine series of the Trust are authorized and outstanding. Each share of a series, without par value, is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of that series, and all shares of a series have equal rights in the event of liquidation of that series. Each whole share (or fractional share) outstanding on the record date established in accordance with the By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of the Trust's outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as if the Trust were subject to Section 16(c) of the Investment Company Act of 1940. All shares of all series of the Trust are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series, except that shares are voted by individual series when required by the Investment Company Act of 1940 or other applicable law, or when the Board of Trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

SPECIAL CONSIDERATIONS REGARDING MASTER FUND/FEEDER FUND STRUCTURE

     The Fund may in the future seek to achieve its objective by pooling its assets with assets of other investment companies for investment in another investment company having the same investment objective and substantially the same investment policies as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. The Adviser is expected to manage any such mutual fund in which a Fund would invest. Such investment would be subject to determination by the trustees that it was in the best interests of the Fund and its shareholders, and shareholders would receive advance notice of any such change.

                          INVESTMENT POLICIES

     In pursuing its objective, the Fund will invest as described below and may employ the investment techniques described in the Prospectus and under Portfolio Investments and Strategies in this Statement of Additional Information. The Fund's investment objective is non-fundamental and may be changed by the Board of Trustees without the approval of a "majority of the outstanding voting securities" /1/ of the Fund.
-------------
/1/ A "majority of the outstanding voting securities" means the approval of the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.
--------------

    The Fund's investment objective is to seek capital appreciation primarily through investing in companies in emerging markets. Under normal markets conditions, the Fund will invest at least 65% of its total assets (taken at market value) in equity securities of emerging market issuers. The Fund does not intend to concentrate investments in any particular industry. In addition, there is no limitation on the amount the Fund can invest in a specific country or region of the world. However, the Fund intends to diversify its investment among several countries.

     The Fund is intended for long-term investors and not for short-term trading purposes. It should not be considered a complete investment program. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than is typical in more developed foreign markets.

     The Fund considers "emerging markets" to include any country that is defined as an emerging or developing country by (i) the World Bank, (ii) the International Finance Corporation or (iii) the United Nations or its authorities. The Fund's investments will include, but are not limited to, securities of companies located within countries in Asia, Africa, Latin America and certain parts of Europe. The Fund considers an issuer to be an "emerging markets issuer" if:

- the issuer is organized under the laws of an emerging market country;
- the principal securities trading market for the issuer's securities is in an emerging market country;
- the issuer derives at least 50% of its revenue from goods produced or services rendered in emerging market countries; or
- at least 50% of the issuer's assets are located in emerging market countries.

                       SPECIAL CONSIDERATIONS

FOREIGN INVESTING

     The Fund invests primarily in foreign securities (including emerging market securities), which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than investment in securities of domestic issuers. The Fund may also purchase foreign securities in the form of American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depositary and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

     With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under Portfolio Investments and Strategies--Currency Exchange Transactions.)

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements. The risks are greater for emerging market countries.

INVESTING IN EMERGING MARKETS

     Investments in emerging markets securities include special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of those securities or, if the Fund has entered into a contract to sell a security, in possible liability to the purchaser. Costs associated with transactions in emerging markets securities are typically higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

     Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

     The risk also exists that an emergency situation may arise in one or more emerging markets. As a result, trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that such an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Trust's Board of Trustees.

     Volume and liquidity in most foreign markets are lower than in the U.S. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund invests. The Fund's net asset value may also be affected by changes in the rates of methods or taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

     Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

     Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest or principal on debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

     Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

     The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, their ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

     Another factor bearing on the ability of an emerging market country to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

     To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

                PORTFOLIO INVESTMENTS AND STRATEGIES

MEDIUM- AND LOWER-QUALITY DEBT SECURITIES

     The Fund may invest in medium- and lower-quality debt securities. Medium-quality debt securities, although considered investment grade, have some speculative characteristics. Lower-quality securities, commonly referred to as "junk bonds," are those rated below the fourth highest rating category or those of comparable quality.

     Investment in medium- and lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. The Fund will diversify its holdings among a number of issuers to help minimize this risk. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

     Lower-quality debt securities are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation. These securities carry greater investment risk, including the possibility of issuer default and bankruptcy, and are commonly referred to as "junk bonds." The lowest rating assigned by Moody's is for bonds that can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Achievement of the investment objective will be more dependent on the Adviser's credit analysis than would be the case if the Fund were investing in higher-quality debt securities. Since the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, the Adviser employs its own credit research and analysis, from which it has developed a proprietary credit rating system based upon comparative credit analyses of issuers within the same industry. These analyses may take into consideration such quantitative factors as an issuer's present and potential liability, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

     Medium- and lower-quality debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

DERIVATIVES

     Consistent with its objective, the Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, forward contracts, securities collateralized by underlying pools of mortgages or other receivables, floating rate instruments, and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency.

     Derivatives are most often used to manage investment risk or to create an investment position indirectly because it is more efficient or less costly than direct investment that cannot be readily established directly due to portfolio size, cash availability, or other factors. They also may be used in an effort to enhance portfolio returns.

     The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in currency exchange rates, security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives.

     The Fund does not currently intend to invest more than 5% of its net assets in any type of Derivative.

DEFENSIVE INVESTMENTS

     When the Adviser considers a temporary defensive position advisable, the Fund may invest, without limitation, in high-quality fixed income securities or hold assets in cash or cash equivalents.

FOREIGN SECURITIES

     Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

     The Fund's foreign currency exchange transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under "Synthetic Foreign Money Market Positions." Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund arising in connection with the purchase and sale of its portfolio securities. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows the Fund to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign-denominated portfolio securities can be approximately matched by a foreign-denominated liability. The Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund.
The Fund may not engage in "speculative" currency exchange transactions.

     At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

     Synthetic Foreign Money Market Positions. The Fund may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, the Fund may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange.
For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency money market instruments. The result of a direct investment in a foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical. Except to the extent a synthetic foreign money market position consists of a money market instrument denominated in a foreign currency, the synthetic foreign money market position shall not be deemed a "foreign security" for purposes of the policy that, under normal conditions, the Fund will invest at least 65% of its total assets in foreign securities.

BRADY BONDS

     The Fund may invest in "Brady Bonds," which are debt securities issued under the framework of the Brady Plan as a mechanism for debtor countries to restructure their outstanding bank loans. Most "Brady Bonds" have their principal collateralized by zero coupon U.S. Treasury bonds. Brady Bonds have been issued only in recent years, and, accordingly, do not have a long payment history.

     U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held to the scheduled maturity of the defaulted Brady Bonds by the collateral agent, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds will be viewed as speculative.

SOVEREIGN DEBT OBLIGATIONS


     The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of emerging market countries. Sovereign debt of emerging market countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

LENDING OF PORTFOLIO SECURITIES

     Subject to restriction (5) under Investment Restrictions in this Statement of Additional Information, the Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in the Adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

REPURCHASE AGREEMENTS

     The Fund may invest in repurchase agreements, provided that it will not invest more than 15% of net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement is a sale of securities to the Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, the Fund could experience both losses and delays in liquidating its collateral.

STRUCTURED NOTES

     Structured Notes are Derivatives on which the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and the London Interbank Offered Rate ("LIBOR")) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of Structured Notes allows the Fund to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES; REVERSE REPURCHASE
AGREEMENTS

     The Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. The Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

     The Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

     At the time the Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other "high-grade" debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

CONVERTIBLE SECURITIES

     By investing in convertible securities, the Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible, the Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. While convertible securities purchased by the Fund are frequently rated investment grade, the Fund also may purchase unrated securities or securities rated below investment grade if the securities meet the Adviser's other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities. As a result, the Adviser's own investment research and analysis tends to be more important in the purchase of such securities than other factors.

SHORT SALES AGAINST THE BOX

     The Fund may sell securities short against the box; that is enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns at no additional cost. The Fund may make short sales of securities only if at all times when a short position is open the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short, at no additional cost.

     In a short sale against the box, a Fund does not deliver from its portfolio the securities sold. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. The Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligations to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities at no additional cost. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold. The Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

     Short sales may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

     Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code may limit the degree to which the Fund is able to enter into short sales. There is no limitation on the amount of the Fund's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales. The Fund does not currently expect that more than 5% of its total assets would be involved in short sales against the box.

CLOSED-END INVESTMENT COMPANIES

     The Fund may also invest in closed-end investment companies investing primarily in the emerging markets. To the extent the Fund invests in such closed-end investment companies, shareholders will incur certain duplicate fees and expenses. Such closed-end investment company investments will generally only be made when market access or liquidity restricts direct investment in the market.

RULE 144A SECURITIES

     The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. The Fund does not expect to invest as much as 5% of its total assets in Rule 144A securities that have not been deemed to be liquid by the Adviser. (See restriction (m) under Investment Restrictions.)

SWAPS, CAPS, FLOORS AND COLLARS

     The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these techniques as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest; e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Fund will usually enter into swaps on a net basis; i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the Investment Company Act of 1940 and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's Corporation or Moody's or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. At the time the Fund enters into swap arrangements or purchases or sells caps, floors or collars, liquid assets of the Fund having a value at least as great as the commitment underlying the obligations will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation.

EURODOLLAR INSTRUMENTS

     The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to LIBOR, although foreign currency-denominated instruments are available from time to time. Eurodollar future contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

LINE OF CREDIT

     Subject to restriction (6) under Investment Restrictions in this Statement of Additional Information, the Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities.

INTERFUND BORROWING AND LENDING PROGRAM

     Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund has received permission to lend money to, and borrow money from, other mutual funds advised by the Adviser. The Fund will borrow through the program when borrowing is necessary or appropriate and the costs are equal to or lower than the costs of bank loans.

PORTFOLIO TURNOVER

     Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Accordingly, the portfolio turnover rate may vary significantly from year to year, but is not expected to exceed 100% under normal market conditions. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of the Fund's flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. A high rate of portfolio turnover in the Fund, if it should occur, would result in increased transaction expense, which must be borne by the Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. (See Risks and Investment Considerations and Distributions and Income Taxes in the Prospectus, and Additional Income Tax Considerations in this Statement of Additional Information.)

OPTIONS ON SECURITIES AND INDEXES

     The Fund may purchase and sell put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on Nasdaq. The Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     The Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

     If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, the Fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by the Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     Risks Associated with Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased or written by the Fund, the Fund would not be able to close out the option.
If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     The Fund may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index /2/ at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit, and foreign currencies).
Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.
----------------
/2/ A futures contract on an index is an agreement pursuant to which two parties agree to take or more delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.
----------------

     The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. The Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase the Fund's exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     The success of any futures transaction depends on the Adviser correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by the Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Fund will mark-to-market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

RISKS ASSOCIATED WITH FUTURES

     There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

LIMITATIONS ON OPTIONS AND FUTURES

     If other options, futures contracts, or futures options of types other than those described herein are traded in the future, the Fund may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the Fund's investment objective.

     The Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," /3/ would exceed 5% of the Fund's total assets.
-------------
/3/ A call option is "in-the-money" if the value of the futures contract that is the subject to the option exceeds the exercise price A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.
-------------

     When purchasing a futures contract or writing a put option on a futures contract, the Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

     The Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," the Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of the Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%.

TAXATION OF OPTIONS AND FUTURES

     If the Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by the Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

     If a call or put option written by the Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by the Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by the Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     If the Fund writes an equity call option /4/ other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.
-------------
/4/ An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).
-------------

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If the Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

     For federal income tax purposes, the Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by the
Fund: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

     If the Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

     In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of certain positions beyond the time when it would otherwise be advantageous to do so.

     The Fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments, and shareholders are advised of the nature of the payments.

                      INVESTMENT RESTRICTIONS

     The Fund operates under the following investment restrictions. The Fund may not:

     (1) with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities or repurchase agreements for such securities and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (2) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (3) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (4) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

     (5) make loans, although it may (a) lend portfolio securities and participate in an interfund lending program with other Stein Roe Funds and Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans); (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly-distributed or privately-placed debt securities;

     (6) borrow except that it may (a) borrow for non-leveraging, temporary or emergency purposes, (b) engage in reverse repurchase agreements and make other borrowings, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law, and (c) enter into futures and options transactions; it may borrow from banks, other Stein Roe Funds and Portfolios, and other persons to the extent permitted by applicable law;

     (7) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, /5/ except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund; or
-----------------
/5/ For purposes of this investment restriction, the Fund uses industry classifications contained in Morgan Stanley Capital International Perspective, which is published by Morgan Stanley, an international investment banking and brokerage firm.
-----------------

     (8) issue any senior security except to the extent permitted under the Investment Company Act of 1940.

     The above restrictions are fundamental policies and may not be changed without the approval of a "majority of the outstanding voting securities," as defined above. The Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. None of the following restrictions shall prevent the Fund from investing all or substantially all of its assets in another investment company having the same investment objective and substantially the same investment policies as the Fund. The Fund may not:

     (a) invest in any of the following: (i) interests in oil, gas, or other mineral leases or exploration or development programs (except readily marketable securities, including but not limited to master limited partnership interests, that may represent indirect interests in oil, gas, or other mineral exploration or development programs); (ii) puts, calls, straddles, spreads, or any combination thereof (except that it may enter into transactions in options, futures, and options on futures); (iii) shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; and (iv) limited partnerships in real estate unless they are readily marketable;

     (b) invest in companies for the purpose of exercising control or management;

     (c) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of its total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;

     (d) purchase or hold securities of an issuer if 5% of the securities of such issuer are owned by those officers, trustees, or directors of the Trust or of its investment adviser, who each own beneficially more than 1/2 of 1% of the securities of that issuer;

     (e) mortgage, pledge, or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures, and options on futures;

     (f) invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock
Exchange or a recognized foreign exchange;

     (g) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;

     (h) buy or sell an option on a security, a futures contract, or an option on a futures contract unless the option, the futures contract, or the option on the futures contract is offered through the facilities of a recognized securities association or listed on a recognized exchange or similar entity;

     (i) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

     (j) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

     (k) invest more than 5% of its total assets (taken at market value at the time of a particular investment) in securities of issuers (other than issuers of federal agency obligations or securities issued or guaranteed by any foreign country or asset-backed securities) that, together with any predecessors or unconditional guarantors, have been in continuous operation for less than three years ("unseasoned issuers");

     (l) invest more than 10% of its total assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933;

     (m) invest more than 15% of its total assets (taken at market value at the time of a particular investment) in restricted securities and securities of unseasoned issuers;

     (n) invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

     Notwithstanding the foregoing investment restrictions, the Fund may purchase securities pursuant to the exercise of subscription rights, subject to the condition that such purchase will not result in the Fund's ceasing to be a diversified investment company. Far Eastern and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Fund's portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, to forego exercising the rights.

                  ADDITIONAL INVESTMENT CONSIDERATIONS

     The Adviser seeks to provide superior long-term investment results through a disciplined, research-intensive approach to investment selection and prudent risk management. In working to build wealth for generations it has been guided by three primary objectives which it believes are the foundation of a successful investment program. These objectives are preservation of capital, limited volatility through managed risk, and consistent above-average returns as appropriate for the particular client or managed account. Because every investor's needs are different, Stein Roe mutual funds are designed to accommodate different investment objectives, risk tolerance levels, and time horizons. In selecting a mutual fund, investors should ask the following questions:

What are my investment goals?
It is important to a choose a fund that has investment objectives compatible with your investment goals.

What is my investment time frame?
If you have a short investment time frame (e.g., less than three years), a mutual fund that seeks to provide a stable share price, such as a money market fund, or one that seeks capital preservation as one of its objectives may be appropriate. If you have a longer investment time frame, you may seek to maximize your investment returns by investing in a mutual fund that offers greater yield or appreciation potential in exchange for greater investment risk.

What is my tolerance for risk?
All investments, including those in mutual funds, have risks which will vary depending on investment objective and security type.
However, mutual funds seek to reduce risk through professional investment management and portfolio diversification.

     In general, equity mutual funds emphasize long-term capital appreciation and tend to have more volatile net asset values than bond or money market mutual funds. Although there is no guarantee that they will be able to maintain a stable net asset value of $1.00 per share, money market funds emphasize safety of principal and liquidity, but tend to offer lower income potential than bond funds. Bond funds tend to offer higher income potential than money market funds but tend to have greater risk of principal and yield volatility.

     In addition, the Adviser believes that investment in a high yield fund provides an opportunity to diversify an investment portfolio because the economic factors that affect the performance of high-yield, high-risk debt securities differ from those that affect the performance of higher quality debt securities or equity securities.

                       PURCHASES AND REDEMPTIONS

     Purchases and redemptions are discussed in the Prospectus under the headings How to Purchase Shares, How to Redeem Shares, Net Asset Value, and Shareholder Services, and that information is incorporated herein by reference. The Prospectus discloses that you may purchase (or redeem) shares through investment dealers, banks, or other institutions. It is the responsibility of any such institution to establish procedures insuring the prompt transmission to the Trust of any such purchase order.

     The Fund's net asset value is determined on days on which the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, net asset value of the Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Chicago time.

     The Trust intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Trust during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of securities. If redemptions were made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

     Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time the shares in the account do not have a value of at least $1,000. An investor will be notified that the value of his account is less than that minimum and allowed at least 30 days to bring the value of the account up to at least $1,000 before the redemption is processed. The Agreement and Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.

     The Trust reserves the right to suspend or postpone redemptions of shares of the Fund during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or
(c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

                               MANAGEMENT

     The following table sets forth certain information with respect to the trustees and officers of the Trust:

                            POSITION(S) HELD              PRINCIPAL OCCUPATION(S)
NAME                 AGE    WITH THE TRUST                DURING PAST FIVE YEARS
Gary A. Anetsberger  41  Senior Vice-President     Chief Financial Officer of the Mutual Funds
                                                   division of Stein Roe & Farnham Incorporated (the
                                                   "Adviser"); senior vice president of the Adviser
                                                   since April, 1996; vice president of the Adviser
                                                   prior thereto

Timothy K. Armour    48  President; Trustee        President of the Mutual Funds division of the
  (1)(2)                                           Adviser and director of the Adviser since June,
                                                   1992; senior vice president and director of
                                                   marketing of Citibank Illinois prior thereto

Jilaine Hummel Bauer 41  Executive Vice-President; General counsel and secretary of the Adviser since
                         Secretary                 November 1995; senior vice president of the Adviser
                                                   since April, 1992; vice president of the Adviser
                                                   prior thereto

Bruno Bertocci       42  Vice-President            Vice president of Colonial Management Associates,
                                                   Inc. since January, 1996; senior vice president of
                                                   the Adviser since May, 1995; global equity portfolio
                                                   manager with Rockefeller & Co. prior thereto

Kenneth L. Block     76  Trustee                   Chairman emeritus of A. T. Kearney, Inc.
 (3)                                               (international management consultants)

William W. Boyd (3)  70  Trustee                   Chairman and director of Sterling Plumbing Group,
                                                   Inc. (manufacturer of plumbing products) since
                                                   1992; chairman, president, and chief executive
                                                   officer of Sterling Plumbing Group, Inc. prior
                                                   thereto

David P. Brady       32  Vice-President            Vice president of the Adviser since November, 1995;
                                                   portfolio manager for the Adviser since 1993;
                                                   equity investment analyst, State Farm Mutual
                                                   Automobile Insurance Company prior thereto

Thomas W. Butch      40  Executive Vice-President  Senior vice president of the Adviser since
                                                   September, 1994; first vice president, corporate
                                                   communications, of Mellon Bank Corporation prior
                                                   thereto

Daniel K. Cantor     37  Vice-President            Senior vice president of the Adviser

Lindsay Cook (1)     44  Trustee                   Senior vice president of Liberty Financial
                                                   Companies, Inc. (the indirect parent of the
                                                   Adviser)

Philip J. Crosley    50  Vice-President            Senior Vice President of the Adviser since
                                                   February, 1996; Vice President, Institutional
                                                   Sales-Advisor Sales, Invesco Funds Group prior
                                                   thereto

E. Bruce Dunn        62  Vice-President            Senior vice president of the Adviser

Erik P. Gustafson    33  Vice-President            Senior portfolio manager of the Adviser; senior
                                                   vice president of the Adviser since April, 1996;
                                                   vice president of the Adviser from May, 1994 to
                                                   April, 1996; associate of the Adviser from April,
                                                   1992 to May, 1994; associate attorney with Fowler
                                                   White Burnett Hurley Banick & Strickroot prior
                                                   thereto

Douglas A. Hacker    41  Trustee                   Senior vice president and chief financial officer,
  (3)                                              United Airlines, since July, 1994; senior vice
                                                   president, finance, United Airlines, February, 1993
                                                   to July, 1994; vice president, American Airlines
                                                   prior thereto

David P. Harris      32  Vice-President            Vice president of Colonial Management Associates,
                                                   Inc. since January, 1996;  vice president of the
                                                   Adviser since May, 1995; global equity portfolio
                                                   manager with Rockefeller & Co. prior thereto

Harvey B. Hirschhorn 47  Vice-President            Executive vice president, senior portfolio manager, and
                                                   chief economist, and investment strategeist of the Adviser;
                                                   director of research of the Adviser, 1991 to 1995

Janet Langford Kelly 39  Trustee                   Senior Vice President, Secretary and General
   (3)                                             Counsel, Sara Lee Corporation (branded, packaged,
                                                   consumer-products manufacturer), since 1995;
                                                   partner, Sidley & Austin (law firm), 1991 through
                                                   1994

Eric S. Maddix       33  Vice-President            Vice president of the Adviser since November, 1995;
                                                   portfolio manager or research assistant for the
                                                   Adviser since 1987

Lynn C. Maddox       56  Vice-President            Senior vice president of the Adviser

Anne E. Marcel       39  Vice-President            Vice president of the Adviser since April, 1996;
                                                   manager, Mutual Fund Sales & Services of the
                                                   Adviser since October, 1994; supervisor of the
                                                   Counselor Department of the Adviser from October,
                                                   1992 to October, 1994; vice president of Selected
                                                   Financial Services prior thereto

Francis W. Morley    76  Trustee                   Chairman of Employer Plan Administrators and
 (3)                                               Consultants Co. (designer, administrator, and
                                                   communicator of employee benefit plans)

Charles R. Nelson    54  Trustee                   Van Voorhis Professor of Political Economy,
  (3)                                              Department of Economics of the University of
                                                   Washington

Nicolette D. Parrish 47  Vice-President;           Senior compliance administrator and assistant
                         Assistant Secretary       secretary of the Adviser since November, 1995;
                                                   senior legal assistant for the Adviser prior
                                                   thereto

Richard B. Peterson  56  Vice-President            Senior vice president of the Adviser since June,
                                                   1991; officer of State Farm Investment Management
                                                   Corp. prior thereto

Cynthia A. Prah      34  Vice-President            Manager of Shareholder Transaction Processing for
                                                   the Adviser

Sharon R. Robertson  35  Controller                Accounting manager for the Adviser's Mutual Funds
                                                   division

Janet B. Rysz        41  Assistant Secretary       Senior compliance administrator and assistant
                                                   secretary of the Adviser

Gloria J. Santella   39  Vice-President            Senior vice president of the Adviser since
                                                   November, 1995; vice president of the Adviser
                                                   prior thereto

Thomas P. Sorbo      36  Vice-President            Senior vice president of the Adviser since January,
                                                   1994; vice president of the Adviser from September,
                                                   1992 to December, 1993; associate of Travelers
                                                   Insurance Company prior thereto

Thomas C. Theobald   59  Trustee                   Managing director, William Blair Capital Partners
   (3)                                             (private equity fund) since 1994; chief executive
                                                   officer and chairman of the Board of Directors of
                                                   Continental Bank Corporation, 1987-1994

Heidi J. Walter      29  Vice-President            Legal counsel for the Adviser since March, 1995;
                                                   associate with Beeler Schad & Diamond, P.C., prior
                                                   thereto

Stacy H. Winick      31  Vice-President            Senior legal counsel for the Adviser since October,
                                                   1996; associate of Bell, Boyd & Lloyd (law firm), June,
                                                   1993 to September, 1996; associate of Debevoise &
                                                   Plimpton prior thereto

Hans P. Ziegler      55  Executive Vice-President  Chief executive officer of the Adviser since May,
                                                   1994; president of the Investment Counsel division
                                                   of the Adviser from July, 1993 to June, 1994;
                                                   president and chief executive officer, Pitcairn
                                                   Financial Management Group prior thereto

Margaret O. Zwick    30  Treasurer                 Compliance manager for the Adviser's Mutual Funds
                                                   division since August 1995; compliance accountant,
                                                   January 1995 to July 1995; section manager, January
                                                   1994 to January 1995; supervisor, February 1990 to
                                                   December 1993

______________________________
(1) Trustee who is an "interested person" of the Trust and of the Adviser, as defined in the Investment Company Act of 1940.
(2) Member of the Executive Committee of the Board of Trustees, which is authorized to exercise all powers of the Board with certain statutory exceptions.
(3) Member of the Audit Committee of the Board, which makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit.

     Certain of the trustees and officers of the Trust are trustees or officers of other investment companies managed by the Adviser. Mr. Armour, Ms. Bauer, Mr. Cook, and Ms. Walter are vice presidents of the Fund's distributor, Liberty Securities Corporation. The address of Mr. Block is 11 Woodley Road, Winnetka, Illinois 60093; that of Mr. Boyd is 2900 Golf Road, Rolling Meadows, Illinois 60008; that of Mr. Cook is 600 Atlantic Avenue, Boston, Massachusetts 02210; that of Mr. Hacker is P.O. Box 66100, Chicago, IL 60666; that of Ms. Kelly is Three First National Plaza, Chicago, Illinois 60602; that of Mr. Morley is 20 North Wacker Drive, Suite 2275, Chicago, Illinois 60606; that of Mr. Nelson is Department of Economics, University of Washington, Seattle, Washington 98195; that of Mr. Theobald is Suite 3300, 222 West Adams Street, Chicago, IL 60606; that of Messrs. Bertocci, Cantor, and Harris is 1330 Avenue of the Americas, New York, New York 10019; and that of the other officers is One South Wacker Drive, Chicago, Illinois 60606.

     Officers and trustees affiliated with the Adviser serve without any compensation from the Trust. In compensation for their services to the Trust, trustees who are not "interested persons" of the Trust or the Adviser are paid an annual retainer of $8,000 (divided equally among the series of the Trust) plus an attendance fee from each series for each meeting of the Board or standing committee thereof attended at which business for that series is conducted. The attendance fees (other than for a Nominating Committee or Compensation Committee meeting) are based on each series' net assets as of the preceding December 31. For a series with net assets of less than $50 million, the fee is $50 per meeting; with $51 to $250 million, the fee is $200 per meeting; with $251 million to $500 million, $350; with $501 million to $750 million, $500; with $751 million to $1 billion, $650; and with over $1 billion in net assets, $800. For a series participating in the master fund/feeder fund structure, the trustees' attendance fee is paid solely by the master portfolio. Each non-interested trustee also receives $500 from the Trust for attending each meeting of the Nominating Committee or Compensation Committee. The Trust has no retirement or pension plan. The following table sets forth compensation paid by the Trust during the fiscal year ended September 30, 1996 to each of the trustees:

                         Aggregate       Total Compensation
                         Compensation    from the
       Name of Trustee   from the Trust  Stein Roe Fund Complex
    ------------------  ---------------  ----------------------
    Timothy K. Armour        -0-               -0-
    Lindsay Cook             -0-               -0-
    Janet Langford Kelly     -0-               -0-
    Douglas A. Hacker     $  4,700           $11,650
    Thomas C. Theobald       4,700            11,650
    Kenneth L. Block        35,750            81,817
    William W. Boyd         37,750            88,317
    Francis W. Morley       35,750            82,017
    Charles R. Nelson       37,750            88,317
    Gordon R. Worley        36,150            82,217
_______________
 * During this period, the Stein Roe Fund Complex consisted of the six series of Stein Roe Income Trust, four series of Stein Roe Municipal Trust, eight series of Investment Trust, and one series of Base Trust. Messrs. Hacker and Theobald were elected trustees on June 18, 1996; Mr. Worley retired as a trustee on December 31, 1996; and Ms. Kelly became a trustee on January 1, 1997.

                        PRINCIPAL SHAREHOLDERS

     As of the date of this Statement of Additional Information, the Fund had no shareholders.

                     INVESTMENT ADVISORY SERVICES

     Stein Roe & Farnham Incorporated, the Fund's investment adviser, is a wholly owned subsidiary of SteinRoe Services Inc. ("SSI"), the Fund's transfer agent, which is a wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which is a majority owned subsidiary of LFC Holdings, Inc., which is a wholly owned subsidiary of Liberty Mutual Equity Corporation, which is a wholly owned subsidiary of Liberty Mutual Insurance Company. Liberty Mutual Insurance Company is a mutual insurance company, principally in the property/casualty insurance field, organized under the laws of Massachusetts in 1912.

     The directors of the Adviser are Kenneth R. Leibler, Harold
W. Cogger, C. Allen Merritt, Jr., Timothy K. Armour, and Hans P. Ziegler. Mr. Leibler is President and Chief Executive Officer of Liberty Financial; Mr. Cogger is Executive Vice President of Liberty Financial; Mr. Merritt is Senior Vice President and Treasurer of Liberty Financial; Mr. Armour is President of the Adviser's Mutual Funds division; and Mr. Ziegler is Chief Executive Officer of the Adviser. The business address of Messrs. Leibler, Cogger, and Merritt is Federal Reserve Plaza, Boston, Massachusetts 02210; and that of Messrs. Armour, and Ziegler is One South Wacker Drive, Chicago, Illinois 60606.

     The Adviser and its predecessor have been providing investment advisory services since 1932. The Adviser acts as investment adviser to wealthy individuals, trustees, pension and profit sharing plans, charitable organizations, and other institutional investors. As of December 31, 1996, the Adviser managed over $26.7 billion in assets: over $8 billion in equities and over $18.7 billion in fixed income securities (including $1.6 billion in municipal securities). The $26.7 billion in managed assets included over $7.5 billion held by open-end mutual funds managed by the Adviser (approximately 16% of the mutual fund assets were held by clients of the Adviser). These mutual funds were owned by over 227,000 shareholders. The $7.5 billion in mutual fund assets included over $743 million in over 47,000 IRA accounts. In managing those assets, the Adviser utilizes a proprietary computer-based information system that maintains and regularly updates information for approximately 6,500 companies. The Adviser also monitors over 1,400 issues via a proprietary credit analysis system. At December 31, 1996, the Adviser employed 19 research analysts and 55 account managers. The average investment-related experience of these individuals was 22 years.

     Stein Roe Counselor [SERVICE MARK] and Stein Roe Personal Counselor [SERVICE MARK]are professional investment advisory services offered to Fund shareholders. Each is designed to help shareholders construct Fund investment portfolios to suit their individual needs. Based on information shareholders provide about their financial circumstances, goals, and objectives in response to a questionnaire, the Adviser's investment professionals create customized portfolio recommendations for investments in the Fund and other mutual funds managed by the Adviser. Shareholders participating in Stein Roe Counselor [SERVICE MARK] are free to self direct their investments while considering the Adviser's recommendations; shareholders participating in Stein Roe Personal Counselor [SERVICE MARK] enjoy the added benefit of having the Adviser implement portfolio recommendations automatically for a fee of 1% or less, depending on the size of their portfolios. In addition to reviewing shareholders' circumstances, goals, and objectives periodically and updating portfolio recommendations to reflect any changes, the shareholders who participate in these programs are assigned a dedicated Counselor [SERVICE MARK] representative. Other distinctive services include specially designed account statements with portfolio performance and transaction data, newsletters, and regular investment, economic, and market updates. A $50,000 minimum investment is required to participate in either program.

     Please refer to the description of the Adviser, administrative agreement, management agreement, fees, expense limitation, and transfer agency services under Fee Table and Management of the Fund in the Prospectus, which is incorporated herein by reference.

     The Adviser provides office space and executive and other personnel to the Fund and bears any sales or promotional expenses. The Fund pays all expenses other than those paid by the Adviser, including but not limited to printing and postage charges and securities registration and custodian fees and expenses incidental to its organization.

     The administrative agreement provides that the Adviser shall reimburse the Fund to the extent that total annual expenses of the Fund (including fees paid to the Adviser, but excluding taxes, interest, brokers' commissions and other normal charges incident to the purchase and sale of portfolio securities and expenses of litigation to the extent permitted under applicable state law) exceed the applicable limits prescribed by any state in which shares of the Fund are being offered for sale to the public; provided, however, that the Adviser shall not be required to reimburse the Fund an amount in excess of the management fee from the Fund for such year. In addition, in the interest of further limiting expenses of the Fund, the Adviser may voluntarily waive its management fee and/or absorb certain expenses for the Fund, as described under Fee Table in the Prospectus. Any such reimbursement will enhance the yield of the Fund.

     The management agreement also provides that neither the Adviser nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of the Trust for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

     Any expenses that are attributable solely to the organization, operation, or business of the Fund shall be paid solely out of the Fund's assets. Any expenses incurred by the Trust that are not solely attributable to a particular series are apportioned in such manner as the Adviser determines is fair and appropriate, unless otherwise specified by the Board of Trustees.

BOOKKEEPING AND ACCOUNTING AGREEMENT

     Pursuant to a separate agreement with the Trust, the Adviser receives a fee for performing certain bookkeeping and accounting services for the Fund. For these services, the Adviser receives an annual fee of $25,000 per series plus .0025 of 1% of average net assets over $50 million. During the fiscal years ended September 30, 1995 and 1996, the Adviser received aggregate fees of $192,479 and $265,246, respectively, from Investment Trust for services performed under this Agreement.

                              DISTRIBUTOR

     Shares of the Fund are distributed by Liberty Securities Corporation ("LSC") under a Distribution Agreement as described under Management of the Fund in the Prospectus, which is incorporated herein by reference. The Distribution Agreement continues in effect from year to year, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Trust, and
(ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses.

     As agent, LSC offers shares of the Fund to investors in states where the shares are qualified for sale, at net asset value, without sales commissions or other sales load to the investor. In addition, no sales commission or "12b-1" payment is paid by the Fund. LSC offers the Fund's shares only on a best-efforts basis.

                             TRANSFER AGENT

     SSI performs certain transfer agency services for the Trust, as described under Management of the Fund in the Prospectus. For performing these services, SSI receives from the Fund a fee based on an annual rate of .22 of 1% of average net assets. The Trust believes the charges by SSI to the Fund are comparable to those of other companies performing similar services. (See Investment Advisory Services.)

                               CUSTODIAN

     State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for the Trust. It is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Fund, and performing other administrative duties, all as directed by authorized persons. The custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Fund.

     Portfolio securities purchased in the U.S. are maintained in the custody of the Bank or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network and foreign depositories ("foreign sub-custodians"). Each of the domestic and foreign custodial institutions holding portfolio securities has been approved by the Board of Trustees in accordance with regulations under the Investment Company Act of 1940.

     The Board of Trustees reviews, at least annually, whether it is in the best interest of the Fund and its shareholders to maintain Fund assets in each of the countries in which the Fund invests with particular foreign sub-custodians in such countries, pursuant to contracts between such respective foreign sub-custodians and the Bank. The review includes an assessment of the risks of holding Fund assets in any such country (including risks of expropriation or imposition of exchange controls), the operational capability and reliability of each such foreign sub-custodian, and the impact of local laws on each such custody arrangement. The Board of Trustees is aided in its review by the Bank, which has assembled the network of foreign sub-custodians utilized by the Fund, as well as by the Adviser and counsel. However, with respect to foreign sub-custodians, there can be no assurance that the Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or application of foreign law to the Fund's foreign sub-custodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the United States.

     The Fund may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

                    INDEPENDENT PUBLIC ACCOUNTANTS

     The independent public accountants for the Trust are Arthur Andersen LLP, 33 West Monroe Street, Chicago, Illinois 60603. The accountants audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.

                        PORTFOLIO TRANSACTIONS

     The Adviser places the orders for the purchase and sale of the Fund's portfolio securities and options and futures contracts. The Adviser's overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These include: the Adviser's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; the Adviser's knowledge of the financial stability of the broker or dealer selected and such other brokers or dealers; and the Adviser's knowledge of actual or apparent operational problems of any broker or dealer. Recognizing the value of these factors, the Fund may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by the Adviser's staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Adviser, and reports are made annually to the Board of Trustees.

     With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for the Fund, the Adviser often selects a broker or dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends, and similar data, and computer data bases, quotation equipment and services, research-oriented computer software and services, and services of economic and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Adviser uses an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including the Fund, to such brokers or dealers to ensure the continued receipt of research products or services the Adviser feels are useful. In certain instances, the Adviser may receive from brokers and dealers products or services that are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, the Adviser will make a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by the Adviser (without prior agreement or understanding, as noted above) through brokerage commissions generated by transactions by clients (including the Fund), while the portion of the costs attributable to non-research usage of such products or services is paid by the Adviser in cash. No person acting on behalf of the Fund is authorized, in recognition of the value of research products or services, to pay a commission in excess of that which another broker or dealer might have charged for effecting the same transaction. The Adviser may receive research in connection with selling concessions and designations in fixed price offerings in which the Fund participates. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of the Adviser and not all such research products or services are used in connection with the management of the Fund.

     With respect to the Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, the Adviser may also consider the part, if any, played by the broker or dealer in bringing the security involved to the Adviser's attention, including investment research related to the security and provided to the Fund.

     The Trust has arranged for its custodian to act as a soliciting dealer to accept any fees available to the custodian as a soliciting dealer in connection with any tender offer for Fund portfolio securities. The custodian will credit any such fees received against its custodial fees. In addition, the Board of Trustees has reviewed the legal developments pertaining to and the practicability of attempting to recapture underwriting discounts or selling concessions when portfolio securities are purchased in underwritten offerings. The Board of Trustees has been advised by counsel that recapture in foreign securities underwritings is permitted and has directed the Adviser to attempt to recapture to the extent consistent with best price and execution.

                 ADDITIONAL INCOME TAX CONSIDERATIONS

     The Fund intends to comply with the special provisions of the Internal Revenue Code that relieve it of federal income tax to the extent of its net investment income and capital gains currently distributed to shareholders.

     Because dividend and capital gain distributions reduce net asset value, a shareholder who purchases shares shortly before a record date will, in effect, receive a return of a portion of his investment in such distribution. The distribution would nonetheless be taxable to him, even if the net asset value of shares were reduced below his cost. However, for federal income tax purposes the shareholder's original cost would continue as his tax basis.

     The Fund expects that less than 100% of its dividends will qualify for the deduction for dividends received by corporate shareholders.

     To the extent the Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the Fund's total assets at the close of any fiscal year consist of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received, (ii) treat such respective pro rata shares as foreign income taxes paid by them, and (iii) deduct such pro rata shares in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their United States income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit may be required to treat a portion of dividends received from the Fund as separate category income for purposes of computing the limitations on the foreign tax credit available to such shareholders. Tax-exempt shareholders will not ordinarily benefit from this election relating to foreign taxes. Each year, the Fund will notify shareholders of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country, if the Fund qualifies to pass along such credit.

     Passive Foreign Investment Companies. The Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). In addition to bearing their proportionate share of the Fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of PFICs. Capital gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, regardless of whether such income and gains are distributed to shareholders.

     In accordance with tax regulations, the Fund intends to treat PFICs as sold on the last day of the Fund's fiscal year and recognize any gains for tax purposes at that time; losses will not be recognized. Such gains will be considered ordinary income which the Fund will be required to distribute even though it has not sold the security and received cash to pay such distributions.

                      INVESTMENT PERFORMANCE

     The Fund may quote certain total return figures from time to time. A "Total Return" on a per share basis is the amount of dividends distributed per share plus or minus the change in the net asset value per share for a period. A "Total Return Percentage" may be calculated by dividing the value of a share at the end of a period by the value of the share at the beginning of the period and subtracting one. For a given period, an "Average Annual Total Return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value.

                                                                n
Average Annual Total Return is computed as follows: ERV = P(1+T)

 Where:   P  =  a hypothetical initial payment of $1,000
          T  =  average annual total return
          n  =  number of years
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of the period (or fractional portion thereof).

     Investment performance figures assume reinvestment of all dividends and distributions and do not take into account any federal, state, or local income taxes which shareholders must pay on a current basis. They are not necessarily indicative of future results. The performance of the Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although investment performance information is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     In advertising and sales literature, the Fund may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Fund. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance.

     All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Fund believes to be generally accurate. The Fund may also note its mention or recognition in newspapers, magazines, or other media from time to time. However, the Fund assumes no responsibility for the accuracy of such data. Newspapers and magazines which might mention the Fund include, but are not limited to, the following:

Architectural Digest
Arizona Republic
Atlanta Constitution
Associated Press
Barron's
Bloomberg
Boston Herald
Business Week
Chicago Tribune
Chicago Sun-Times
Cleveland Plain Dealer
CNBC
CNN
Crain's Chicago Business
Consumer Reports
Consumer Digest
Dow Jones Newswire
Fee Advisor
Financial Planning
Financial World
Forbes
Fortune
Fund Action
Fund Decoder
Gourmet
Individual Investor
Investment Adviser
Investment Dealers' Digest
Investor's Business Daily
Kiplinger's Personal Finance Magazine
Knight-Ridder
Lipper Analytical Services
Los Angeles Times
Louis Rukeyser's Wall Street
Money
Morningstar
Mutual Fund Market News
Mutual Fund News Service
Mutual Funds Magazine
Newsweek
The New York Times
No-Load Fund Investor
Pension World
Pensions and Investment
Personal Investor
Physicians Financial News
Jane Bryant Quinn (syndicated column)
The San Francisco Chronicle
Securities Industry Daily
Smart Money
Smithsonian
Strategic Insight
Time
Travel & Leisure
USA Today
U.S. News & World Report
Value Line
The Wall Street Journal
The Washington Post
Working Women
Worth
Your Money

     The Fund may compare its performance to the Consumer Price
Index (All Urban), a widely recognized measure of inflation.

     The Fund's performance may be compared to the following indexes or averages:

Dow-Jones Industrial Average      New York Stock Exchange Composite Index
Standard & Poor's 500 Stock Index American Stock Exchange Composite Index Standard & Poor's 400 Industrials Nasdaq Composite
Wilshire 5000                     Nasdaq Industrials
(These indexes are widely         (These indexes generally reflect the
ecognized indicators of general   performance of stocks traded in the
U.S. stock market results.)        indicated markets.)
EAFE Index                        Financial Times Actuaries World Index
                                       (Ex-U.S.)
Morgan Stanley Capital            Morgan Stanley Capital International
  International World Index        Emerging Markets Global Index
(These indexes are widely recognized
indicators of the international markets)

     In addition, the Fund may compare performance to the indices indicated below:

Lipper International & Global Funds Average
Lipper General Equity Funds Average
Lipper Equity Funds Average
Lipper International Fund Index
(The Lipper averages are unweighted averages of total return performance as classified, calculated, and published by Lipper.)
Morningstar International Stock Average
Morningstar U.S. Diversified Average
Morningstar Equity Fund Average
Morningstar Hybrid Fund Average
Morningstar All Equity Funds Average
Morningstar General Equity Average*
*Includes Morningstar Aggressive Growth, Growth, Balanced,
Equity Income, and Growth & Income Averages.

     The Lipper International Fund index reflects the net asset value weighted return of the ten largest international funds.

     The Lipper, and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated, and published by these independent services that monitor the performance of mutual funds. The Fund may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify the Fund to a different category or develop (and place the Fund into) a new category, the Fund may compare its performance or ranking with those of other funds in the newly assigned category, as published by the service.

     The Fund may also cite its rating, recognition, or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of the fund's monthly returns less the 3-month T-bill return) from its load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.

     Of course, past performance is not indicative of future
results.
                  ____________________________

     To illustrate the historical returns on various types of financial assets, the Fund may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since
1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types:

Common stocks
Small company stocks
Long-term corporate bonds
Long-term government bonds
Intermediate-term government bonds
U.S. Treasury bills
Consumer Price Index

     The Fund may also use hypothetical returns to be used as an example in a mix of asset allocation strategies. One such example is reflected in the chart below, which shows the effect of tax deferral on a hypothetical investment. This chart assumes that an investor invested $2,000 a year on January 1, for any specified period, in both a Tax-Deferred Investment and a Taxable Investment, that both investments earn either 6%, 8% or 10% compounded annually, and that the investor withdrew the entire amount at the end of the period. (A tax rate of 39.6% is applied annually to the Taxable Investment and on the withdrawal of earnings on the Tax-Deferred Investment.)

              TAX-DEFERRED INVESTMENT VS. TAXABLE INVESTMENT

INTEREST RATE   6%         8%        10%        6%          8%         10%
Compounding
Years             Tax-Deferred Investment            Taxable Investment
30           $124,992   $171,554   $242,340   $109,197   $135,346   $168,852
25             90,053    115,177    150,484     82,067     97,780     117,014
20             62,943     75,543     91,947     59,362     68,109     78,351
15             41,684     47,304     54,099     40,358     44,675     49,514
10             24,797     26,820     29,098     24,453     26,165     28,006
5              11,178     11,613     12,072     11,141     11,546     11,965
1               2,072      2,096      2,121      2,072      2,096      2,121

     Dollar Cost Averaging. Dollar cost averaging is an investment strategy that requires investing a fixed amount of money in Fund shares at set intervals. This allows you to purchase more shares when prices are low and fewer shares when prices are high. Over time, this tends to lower your average cost per share.

     Like any investment strategy, dollar cost averaging can't guarantee a profit or protect against losses in a steadily declining market. Dollar cost averaging involves uninterrupted investing regardless of share price and therefore may not be appropriate for every investor.

     From time to time, the Fund may offer in its advertising and sales literature to send an investment strategy guide, a tax guide, or other supplemental information to investors and
shareholders.   It may also mention the Stein Roe Counselor
[SERVICE MARK] and the Stein Roe Personal Counselor [SERVICE MARK] programs and asset allocation and other investment strategies.

                          APPENDIX--RATINGS

RATINGS IN GENERAL

     A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings of corporate debt securities used by Moody's Investors
Service, Inc. ("Moody's") and Standard & Poor's Corporation
("S&P").

RATINGS BY MOODY'S

Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such bonds.

Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

RATINGS BY S&P

AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC, and C. Debt rated BB, B, CCC, CC, or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C1. This rating is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NOTES:
The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Foreign debt is rated on the same basis as domestic debt measuring the creditworthiness of the issuer; ratings of foreign debt do not take into account currency exchange and related uncertainties.

The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.
                   _______________________